AFFINITY TELECOM
                     INDEX TO REVIEWED FINANCIAL STATEMENTS
                             JUNE 30, 2004 AND 2003





                                                                        Page(s)

Accountants' Review Report                                                 1

Reviewed Financial Statements:

 Balance Sheets at June 30, 2004 and 2003                                  2

  Statements of Operation for the Six Months Ended
    June 30, 2004 and 2003                                                 3

  Statements of Stockholders' Equity (Deficit) for the
    Six Months Ended June 30, 2004 and 2003                                4

  Statements of Cash Flows for the Six Months Ended
    June 30, 2004 and 2003                                                 5

Notes to the Reviewed Financial Statements                                6-9

                           ACCOUNTANTS' REVIEW REPORT


To the Board of Directors and Stockholders of C.L.Y.K. d/b/a Affinity Telecom
Bloomfield Hills, Michigan


We have reviewed the accompanying balance sheets of C.L.Y.K. Inc. a Michigan S Corporation ("the Company") as of June 30, 2004 and 2003, and the related statements of operation, stockholders' equity (deficit), and cash flows for the six months then ended in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements are the responsibility of the Company's management.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the financial statements referred to above in order for them to be in conformity with accounting principles generally accepted in the United States of America.


A & A MANAGEMENT, L.L.C.

A & A Management Services, L.L.C.
Southfield, Michigan

September 28, 2004

                                AFFINITY TELECOM
                                 BALANCE SHEETS
                             JUNE 30, 2004 AND 2003


                                                                               2004              2003
                                                                             ---------         ---------
                                          ASSETS

Current Assets:
  Cash                                                                       $ 131,342         $  84,322

  Accounts Receivable, net                                                     682,396           449,218

  Prepaid Expenses and other current assets                                     25,673            12,194
                                                                             ---------         ---------

   Total Current Assets                                                        839,411           545,734
                                                                             ---------         ---------


  Fixed assets, net                                                             98,020            94,013
                                                                             ---------         ---------

     TOTAL ASSETS                                                            $ 937,431         $ 639,747
                                                                             ---------         ---------

                      LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
  Accounts payable and accrued expenses                                      $ 272,417         $ 174,165
                                                                             ---------         ---------


     Total current liabilities                                                 272,417           174,165
                                                                             ---------         ---------


Note Payable                                                                    70,000            70,000

Loan: Stockholder                                                              410,000           410,000
                                                                             ---------         ---------


STOCKHOLDERS' EQUITY (DEFICIT)

  Common Stock                                                                   5,000             5,000

  Retained Earnings (deficit)                                                  180,014           (19,418)
                                                                             ---------         ---------


     Total stockholders' equity (deficit)                                      185,014           (14,418)
                                                                             ---------         ---------


     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                    $ 937,431         $ 639,747
                                                                             ---------         ---------

                                AFFINITY TELECOM.
                            STATEMENTS OF OPERATIONS
                 FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND 2003

                                                          2004                 2003
                                                      -----------          -----------
REVENUE                                               $ 2,070,808          $   901,573
                                                      -----------          -----------

COST OF GOODS SOLD:
  Carriers                                                895,057              377,513
                                                      -----------          -----------

COST OF GOODS SOLD                                        895,057              377,513
                                                      -----------          -----------

GROSS PROFIT                                            1,175,750              524,061
                                                      -----------          -----------

EXPENSES:
Selling, general and administrative                       895,535              490,092
Depreciation                                               53,130               41,387
                                                      -----------          -----------

                  Total costs and expenses                948,665              531,479
                                                      -----------          -----------


INCOME (LOSS) BEFORE OTHER INCOME (EXPENSE)               227,085               (7,418)
                                                      -----------          -----------

OTHER INCOME (EXPENSE)
  Interest Expense                                        (12,000)             (12,000)
                                                      -----------          -----------

                 Total other income (expense)             (12,000)             (12,000)
                                                      -----------          -----------

NET INCOME (LOSS)                                     $   215,085          $   (19,418)
                                                      -----------          -----------

                                AFFINITY TELECOM
                  STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
                FOR THE SIXTH MONTH ENDED JUNE 30, 2004 AND 2003



                                                    RETAINED
                                   COMMON           EARNINGS
                                   STOCK            (DEFICIT)            TOTAL
                                  ---------         ---------          ---------
Balance - January 1, 2003         $   5,000                --          $   5,000


Net loss for period                      --           (19,418)           (19,418)
                                  ---------         ---------          ---------



Balance - June 30, 2003               5,000           (19,418)           (14,418)
                                  ---------         ---------          ---------


Balance - January 1, 2004             5,000           (35,072)           (30,072)


Net income for the period                --           215,085            215,085
                                  ---------         ---------          ---------

Balance - June 30, 2004           $   5,000         $ 180,014          $ 185,014
                                  ---------         ---------          ---------

                                AFFINITY TELECOM
                            STATEMENTS OF CASH FLOWS
                 FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND 2003

                                                                                    2004               2003
                                                                                  ---------          ---------

Cash Flows From Operating Activities:
  Net income (loss)                                                               $ 215,085          $ (19,418)
                                                                                  ---------          ---------

  Adjustments to reconcile net income to net cash provided by operating activities:
      Depreciation                                                                   51,321             41,387
      Changes in operating assets and liabilities
        (Increase)  decrease in accounts receivable                                (117,397)          (342,876)

        (Increase)  decrease in prepaid expenses and other current assets            (3,242)            (3,980)

        (Decrease) in accounts payable and accrued expenses                          11,287            104,999
                                                                                  ---------          ---------


    Total Adjustments:                                                              (58,031)          (200,470)
                                                                                  ---------          ---------


      Net cash provided by operating activities                                     157,055           (219,888)
                                                                                  ---------          ---------

Cash Flows from Investing Activities:

  Acquisition of fixed assets                                                       (82,600)           (15,106)
                                                                                  ---------          ---------


      Net cash (used in) investing activities                                       (82,600)           (15,106)
                                                                                  ---------          ---------

Cash Flows From Financing Activities:

  Net proceeds (payments) of note payable - related party                                --                 --

      Proceeds from long-term debt                                                  (15,000)           210,000
                                                                                  ---------          ---------


            Net cash provided by (used in) investing activities                     (15,000)           210,000
                                                                                  ---------          ---------


Net increase (decrease) in cash flows                                                59,455            (24,994)


Cash - Beginning of Year                                                             71,887            109,316
                                                                                  ---------          ---------

Cash - End of Year                                                                $ 131,342          $  84,322
                                                                                  ---------          ---------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
            Cash paid during the year for interest                                $  10,000          $   2,000
                                                                                  ---------          ---------

                                AFFINITY TELECOM
                     NOTES TO REVIEWED FINANCIAL STATEMENTS
                             June 30, 2004 and 2003

NOTE 1 - NATURE OF BUSINESS

C.L.Y.K., Inc. (the "Company") doing business as Affinity Telecom (Affinity) was incorporated January 2, 2000 as a Michigan Corporation and obtained its CLEC License (Competitive Local Exchange Carrier) in May of 2002. Operations began in November of 2002. Affinity is a provider of communications services. Affinity Telecom provides, local and long distance telecommunication services to residential and small business customers in Michigan and Ohio. The Company has developed integrated order processing, provisioning, billing, payment, collection, customer service and information systems that enable the Company to offer and deliver high-quality service, savings through competitively priced telecommunication products, and simplicity through consolidated billing and responsive customer service. The financial statements have been prepared on a calendar year basis for the six-month period ending on June 30, 2004 and 2003.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                                Use of Estimates

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and operations for the period. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

                            Cash and Cash Equivalents

For financial statement presentation purposes, the Company considers short-term, highly liquid investments with original maturities of three months or less to be cash and cash equivalents..

                          Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and accounts receivable.


                               Accounts Receivable

Accounts receivable primarily consist of amounts due to Affinity for residential, business and carrier access billings. These revenues are recorded at gross and allocated to the respective revenue accounts. Affinity has estimated that a portion of the receivables may be uncollectible at June 30, 2004 and June 30, 2003. The accounts receivable balances as of June 30, 2004 and June 30, 2003 were $682,396 and $449,218, net of the $54,008 and $40,430 allowances respectively.

                                AFFINITY TELECOM
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             June 30, 2004 and 2003


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                               Revenue Recognition

Affinity Telecom recognizes revenue from the following sources: (i) Local residential phone bundles; Local, Local Toll, and Long Distance (ii) Local business phone bundles; Local, Local Toll, and Long Distance. (iii) Internet Service; Both residential and business; Dedicated, (iv) Complex application web hosting/collocation (v) Service Revenue - Installing and Repairing customer premise wiring (vi) Carrier Access Billing - Billing other telecommunication carriers for access to originating and terminating calls on our customer's local phone lines.

Affinity recognizes revenue on a monthly basis depending on the service being provided. A majority of the customers are billed for voice bundled services for both local and long distance services. Affinity maintains logs of minutes utilized by customer by service and bill the long distance in arrears and the local service in advance. All amounts billed net of deferred are reflected in the balance sheet as accounts receivable


                                  Fixed Assets

Property and Equipment are stated at cost. Maintenance and repairs and minor replacements are expensed. Depreciation is recorded using pertinent straight-line and accelerated methods over the estimated useful lives of the assets ranging from three to seven years.

                       Fair Value of Financial Instruments

The Company's financial instruments consist primarily of cash, accounts receivable, accounts payable and accrued liabilities. The carrying amounts of such financial instruments, as reflected in the reviewed balance sheets, approximate their estimated fair value as of June 30, 2004 and 2003.

                                  Income Taxes

Affinity operates as a S-corporation. As such, Affinity will not pay income taxes since any income or loss will be included in the tax returns of the individual Stockholders. Accordingly, no provision is made for income taxes in the financial statements



                                Advertising Costs

Advertising costs are expensed as incurred. Advertising costs are included in the statements of operations for the period ended June 30, 2004 and 2003.

                                AFFINITY TELECOM
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             June 30, 2004 and 2003


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                           Net Income Per Common Share

The Company computes earnings per share in accordance with SFAS No. 128, "Earnings per Share". This standard requires dual presentation of basic and diluted earnings per share on the face of the statement of income for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the diluted earnings per share computation.

Net income per common share (basic and diluted) is based on the net income divided by the weighted average number of common shares outstanding during the year.

When the Company incurs a loss from operations their potentially issuable shares of common stock pursuant to outstanding stock purchase options are excluded from the diluted computation, as the effect would be anti-dilutive.

NOTE 3 - FIXED ASSETS

Fixed assets as of June 30, 2004 and 2003 were as follows:


The following is a summary of property and equipment at cost, less accumulated depreciation that is owned and depreciated by Affinity.


For the Periods Ending June 30,            2004               2003
                                        ---------          ---------
Furniture and Equipment                   127,400             72,000
Other Tangible Assets/Software             91,500             63,400
                                        ---------          ---------
Total cost of assets in service           218,900            135,400
Less accumulated depreciation            (120,880)           (41,387)
                                        ---------          ---------
Total Property and Equipment            $  98,020          $  94,013
                                        =========          =========

                                AFFINITY TELECOM
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             June 30, 2004 and 2003


NOTE 4 - COMMITMENTS

                           Operating Lease Commitments

The Company leases office space in Bloomfield Hills Michigan. The annual leases are set to begin expiring in July 2005.

Rent expense for the six months ended June 30, 2004 and 2003 was $21,179 and $24,024, respectively.

Minimum lease payments over the next year are approximately $50,000 per year adjusted by cost of living increases.

NOTE 5 - STOCKHOLDERS' EQUITY

The Company was incorporated as a Michigan S corporation in January 2000. The Company has one class of common stock, no par value. The Company was incorporated with 5,000 shares authorized of which 5000 shares are issued and outstanding at June 30, 2004 and 2003.

NOTE 6- NOTES PAYABLE

The financial statements of Affinity reflect the following debt, which is supported by promissory notes and is comprised of stockholder loans. .

-------------------- ----------------- ---------------
                           2004             2003
                     ----------------- ---------------
Note Payable         $     70,000        $  70,000
Loan: Stockholders   $    410,000        $ 410,000
-------------------- ----------------- ---------------
Total Debt           $    480,000        $ 480,000
Outstanding
-------------------- ----------------- ---------------


NOTE 6- RELATED PARTIES

The financial statements of the Company reflect a Note Payable of $70,000 for the period ended June 30, 2004 and 2003. This note represents a loan supported by a promissory note made to the Company by a family member of a major stockholder. Payments on this note have been paid monthly on an interest only basis with the note maturing in 2005.

                                AFFINITY TELECOM
                          INDEX TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002



                                                                        Page(s)
                                                                        -------

Independent Auditors' Report                                              1

Audited Financial Statements:

 Balance Sheets at December 31, 2003 and 2002                             2

  Statements of Operation for the Years Ended
    December 31, 2003 and 2002                                            3

  Statements of Stockholders' Equity (Deficit) for the
    Years Ended December 31, 2003 and 2002                                4

  Statements of Cash Flows for the Years Ended
    December 31, 2003 and 2002                                            5

Notes to the Audited Financial
Statements                                                               6-9

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of C.L.Y.K. d/b/a Affinity Telecom
Bloomfield Hills, Michigan


We have audited the accompanying balance sheets of C.L.Y.K. Inc. a Michigan S Corporation ("the Company") as of December 31, 2003 and 2002, and the related statements of operation, stockholders' equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of C.L.Y.K.'s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We have conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of C.L.Y.K., Inc. as of December 31, 2003 and 2002, and the results of its operations and cash flows for the periods then ended, in conformity with accounting principles generally accepted in the United States of America.



A & A MANAGEMENT SERVICES, L.L.C.


A & A Management Services, L.L.C.
Southfield, Michigan



September 28, 2004

                                AFFINITY TELECOM
                                 BALANCE SHEETS
                           DECEMBER 31, 2003 AND 2002


                                                                               2003               2002
                                                                             ---------          ---------
                                          ASSETS

Current Assets:
  Cash                                                                       $  71,887          $ 109,316

  Accounts Receivable, net                                                     564,999            106,342

  Prepaid Expenses and other current assets                                     22,431              8,214
                                                                             ---------          ---------


   Total Current Assets                                                        659,317            223,872
                                                                             ---------          ---------



  Fixed assets, net                                                             66,741            120,294
                                                                             ---------          ---------

     TOTAL ASSETS                                                            $ 726,058          $ 344,166
                                                                             ---------          ---------


                      LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
  Accounts payable and accrued expenses                                      $ 261,130          $  69,166
                                                                             ---------          ---------


     Total current liabilities                                                 261,130             69,166
                                                                             ---------          ---------


Note Payable                                                                    70,000             70,000

Loan: Stockholder                                                              425,000            200,000
                                                                             ---------          ---------


STOCKHOLDERS' EQUITY (DEFICIT)

  Common Stock                                                                   5,000              5,000

  Retained Earnings (deficit)                                                  (35,072)                --
                                                                             ---------          ---------


     Total stockholders' equity (deficit)                                      (30,072)             5,000
                                                                             ---------          ---------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                    $ 726,058          $ 344,166
                                                                             ---------          ---------

                                AFFINITY TELECOM.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


                                                          2003                 2002
                                                      -----------          -----------
REVENUE                                               $ 2,344,635              112,711
                                                      -----------          -----------

COST OF GOODS SOLD:
  Carriers                                                912,414               30,798
                                                      -----------          -----------

COST OF GOODS SOLD                                        912,414               30,798
                                                      -----------          -----------

GROSS PROFIT                                            1,432,221               81,913
                                                      -----------          -----------

EXPENSES:
Selling, general and administrative                     1,387,734               79,913
Depreciation                                               69,559                   --
                                                      -----------          -----------

                  Total costs and expenses              1,457,293               79,913
                                                      -----------          -----------

INCOME (LOSS) BEFORE OTHER INCOME (EXPENSE)               (25,072)               2,000
                                                      -----------          -----------

OTHER INCOME (EXPENSE)
  Interest Expense                                        (10,000)              (2,000)
                                                      -----------          -----------

                 Total other income (expense)             (10,000)              (2,000)
                                                      -----------          -----------

NET INCOME (LOSS)                                     $   (35,072)         $        --
                                                      -----------          -----------

                                AFFINITY TELECOM
                  STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002



                                                     RETAINED
                                     COMMON          EARNINGS
                                     STOCK           (DEFICIT)           TOTAL
                                    --------         --------          --------

Balance - January 1, 2002           $  5,000              $--          $  5,000

Net loss for the year                     --               --                --
                                    --------         --------          --------

Balance - December 31, 2002            5,000               --             5,000

Net loss for the year                     --          (35,072)          (35,072)
                                    --------         --------          --------

Balance - December 31, 2003         $  5,000         $(35,072)         $(30,072)
                                    --------         --------          --------

                                AFFINITY TELECOM
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2003

                                                                                    2003               2002
                                                                                  ---------          ---------

Cash Flows From Operating Activities:
  Net income (loss)                                                               $ (35,072)         $      --
                                                                                  ---------          ---------

  Adjustments to reconcile net income to net cash provided by operating
    Activities:

      Depreciation                                                                   69,559
      Changes in operating assets and liabilities

        (Increase)  decrease in accounts receivable                                (458,657)          (106,342)

        (Increase)  decrease in prepaid expenses and other current assets           (14,217)            (8,214)

        (Decrease) in accounts payable and accrued expenses                         191,964             69,166
                                                                                  ---------          ---------


    Total Adjustments:                                                             (211,351)           (45,390)
                                                                                  ---------          ---------



      Net cash provided by operating activities                                    (246,423)           (45,390)
                                                                                  ---------          ---------


Cash Flows from Investing Activities:

  Acquisition of fixed assets                                                       (16,006)          (120,294)
                                                                                  ---------          ---------



      Net cash (used in) investing activities                                       (16,006)          (120,294)
                                                                                  ---------          ---------

Cash Flows From Financing Activities:

  Net proceeds (payments) of note payable - related party                                --             70,000

    Proceeds from long-term debt                                                    225,000            200,000
    Capital - common stock                                                            5,000
                                                                                  ---------          ---------


      Net cash provided by (used in) investing activities                           225,000            275,000
                                                                                  ---------          ---------


Net increase (decrease) in cash flows                                               (37,429)           109,316


Cash - Beginning of Year                                                            109,316                 --
                                                                                  ---------          ---------

Cash - End of Year                                                                $  71,887          $ 109,316
                                                                                  ---------          ---------


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
      Cash paid during the year for interest                                      $  10,000          $   2,000
                                                                                  ---------          ---------

                                AFFINITY TELECOM
                      NOTES TO AUDITED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

NOTE 1 - NATURE OF BUSINESS

C.L.Y.K., Inc. doing business as Affinity Telecom (the "Company") was incorporated January 2, 2000 as a Michigan Corporation and obtained its CLEC License (Competitive Local Exchange Carrier) in May of 2002. Operations began in November of 2002.

Affinity is a provider of communications services. Affinity Telecom provides, local and long distance telecommunication services to residential and small business customers in Michigan and Ohio. The Company has developed integrated order processing, provisioning, billing, payment, collection, customer service and information systems that enable the Company to offer and deliver high-quality service, savings through competitively priced telecommunication products, and simplicity through consolidated billing and responsive customer service. The financial statements have been prepared using a twelve-month calendar year ending on December 31, 2003 and 2002.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                                Use of Estimates

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and operations for the period. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

                            Cash and Cash Equivalents

For financial statement presentation purposes, the Company considers short-term, highly liquid investments with original maturities of three months or less to be cash and cash equivalents.

                          Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and accounts receivable.

                               Accounts Receivable

Accounts receivable primarily consist of amounts due to Affinity for residential, business and carrier access billings. These revenues are recorded at gross and allocated to the respective revenue accounts. Affinity has estimated that a portion of the receivables may be uncollectible at December 31, 2003 and December 31, 2002. The accounts receivable balances as of December 31, 2003 and 2002 were $564,999 and $106,342, net of the $48,206 and $7,390 allowances respectively.

                                AFFINITY TELECOM
                NOTES TO AUDITED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2003 AND 2002

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                               Revenue Recognition

Affinity Telecom recognizes revenue from the following sources: (i) Local residential phone bundles; Local, Local Toll, and Long Distance (ii) Local business phone bundles; Local, Local Toll, and Long Distance. (iii) Internet Service; Both residential and business; Dedicated, (iv) Complex application web hosting/collocation (v) Service Revenue - Installing and Repairing customer premise wiring (vi) Carrier Access Billing - Billing other telecommunication carriers for access to originating and terminating calls on our customer's local phone lines.

Affinity recognizes revenue on a monthly basis depending on the service being provided. A majority of the customers are billed for voice bundled services for both local and long distance services. Affinity maintains logs of minutes utilized by customer by service and bill the long distance in arrears and the local service in advance. All amounts billed net of deferred are reflected in the balance sheet as accounts receivable.


                                  Fixed Assets

Property and Equipment are stated at cost. Maintenance and repairs and minor replacements are expensed. Depreciation is recorded using pertinent straight-line and accelerated methods over the estimated useful lives of the assets ranging from three to seven years.

                       Fair Value of Financial Instruments

The Company's financial instruments consist primarily of cash, accounts receivable, accounts payable and accrued liabilities. The carrying amounts of such financial instruments, as reflected in the reviewed balance sheets, approximate their estimated fair value as of December 31, 2003 and 2002.

                                  Income Taxes

Affinity operates as a S-corporation. As such, Affinity will not pay income taxes since any income or loss will be included in the tax returns of the individual Stockholders. Accordingly, no provision is made for income taxes in the financial statements

                                Advertising Costs

Advertising costs are expensed as incurred. Advertising costs are included in the statements of operations for the years ended December 31, 2003 and 2002.

                                AFFINITY TELECOM
                NOTES TO AUDITED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2003 AND 2002

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                           Net Income Per Common Share

The Company computes earnings per share in accordance with SFAS No. 128, "Earnings per Share". This standard requires dual presentation of basic and diluted earnings per share on the face of the statement of income for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the diluted earnings per share computation.

Net income per common share (basic and diluted) is based on the net income divided by the weighted average number of common shares outstanding during the year.

When the Company incurs a loss from operations their potentially issuable shares of common stock pursuant to outstanding stock purchase options are excluded from the diluted computation, as the effect would be anti-dilutive.

NOTE 3 - FIXED ASSETS

Fixed assets as of December 31, 2003 and 2002 were as follows:

The following is a summary of property and equipment at cost, less accumulated depreciation that is owned and depreciated by Affinity.


                                           2003              2002
                                        ---------         ---------
Furniture and Equipment                    84,300            68,294
Other Tangible Assets/Software             52,000            52,000
                                        ---------         ---------
Total cost of assets in service           136,300           120,294
Less accumulated depreciation                  --           (69,559)
                                        ---------         ---------
Total Property and Equipment            $  66,741         $ 120,294
                                        =========         =========



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

                                AFFINITY TELECOM
                NOTES TO AUDITED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2003 AND 2002

NOTE 4 - COMMITMENTS

                           Operating Lease Commitments

The Company leases office space in Bloomfield Hills Michigan. The annual leases are set to begin expiring in July 2005.

Rent expense for the six months ended December 31, 2003 and 2002 was $48,051 and $3,800 respectively.

Minimum lease payments over the next year are approximately $50,000 per year adjusted by cost of living increases.

NOTE 5 - STOCKHOLDERS' EQUITY

The Company was incorporated as a Michigan S corporation in January 2000. The Company has one class of common stock, no par value. The Company was incorporated with 5,000 shares authorized of which 5,000 shares are issued and outstanding at December 31, 2003 and 2002.

NOTE 6- NOTES PAYABLE

The financial statements of Company reflect the following debt, which is supported by promissory notes and is comprised of stockholder loans. See Note 6 for information on the Note Payable.


                               2003             2002
                             --------         --------
Note Payable                 $ 70,000         $ 70,000
Loan: Stockholders           $425,000         $200,000
                             --------         --------
Total Debt
Outstanding                  $495,000         $270,000
                             --------         --------



NOTE 6- RELATED PARTIES

The financial statements of the Company reflect a Note Payable of $70,000 for the years ended December 31, 2003 and 2002. This note represents a loan supported by a promissory note made to the Company by a family member of a major stockholder. Payments on this note have been paid monthly on an interest only basis with the note maturing in 2005.




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